Onerous Contract Provisions	12 Months Ended
Dec. 31, 2019
Onerous Contracts Provision [Abstract]
Onerous Contract Provisions

26. ONEROUS CONTRACT PROVISIONS

	2019	2018
Onerous Contract Provisions, Beginning of Year	663	45
Adjustment for Change in Accounting Policy (Note 4)	(585)	-
As at January 1,	78	45
Liabilities Incurred	-	684
Liabilities Settled	(13)	(21)
Change in Assumptions	(9)	2
Change in Discount Rate	4	(57)
Unwinding of Discount on Onerous Contract Provisions	3	10
Onerous Contract Provisions, End of Year	63	663
Less: Current Portion	17	50
Long-Term Portion	46	613

In 2019, the provision for onerous contracts relates to the non-lease components of the Company’s real estate contracts consisting of operating costs and unreserved parking. The provision represents the present value of the difference between the future payments that Cenovus is obligated to make under the non-cancellable contracts and the estimated sublease recoveries, discounted at a credit-adjusted risk-free rate of between 2.8 percent and 4.1 percent (2018 – 4.0 percent and 5.7 percent). The onerous contract provision is expected to be settled in periods up to and including the year 2040. The estimate may vary as a result of changes in the use of the leased office space and sublease arrangements, where applicable. In 2018, prior to the adoption of IFRS 16, the provision for onerous contracts related to base rent, operating costs and parking for office space in Calgary, Alberta.

Sensitivities

Changes to the credit-adjusted risk-free rate or the estimated sublease recoveries would have the following impact on the provision:

		2019		2018
As at December 31,	Sensitivity Range	Increase	Decrease	Increase	Decrease
Credit-Adjusted Risk-Free Rate	± one percent	(2)	2	(46)	52
Estimated Sublease Recovery	± five percent	(17)	17	(40)	40